ULTRA SHORT
GOVERNMENT FUND (SAFEX)

Summary Prospectus
July 31, 2019
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated July 31, 2019, and as currently filed with the U.S. Securities and Exchange Commission, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at www.weitzinvestments.com/literature_and_forms/prospectuses.fs. You can also get this information at no cost by calling 800-304-9745 or by sending an e-mail request to clientservices@weitzinvestments.com.
Beginning on January 1, 2021, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary (such as a financial adviser). Instead, the reports will be made available on the Funds’ website https://weitzinvestments.com/our_funds/default.fs, and you will be notified by mail each time a report is posted and the mailing will provide a website link to access the report. You will continue to receive other Fund regulatory documents (such as prospectuses or supplements) in paper unless you have elected to receive all Fund documents electronically as described below.
If you would like to continue to receive the Funds’ future shareholder reports in paper free of charge after January 1, 2021, you can make that request (1) by contacting your financial intermediary, if you invest through a financial intermediary; or (2) if you invest directly with the Funds, by calling 800-304-9745.
If you already receive shareholder reports and other Fund documents electronically, you will not be affected by this change and you need not take any action. If you do not receive shareholder reports and other Fund documents electronically but would like to do so, contact your financial intermediary or, if you invest directly with the Funds, call 800-304-9745. An election to receive shareholder reports in paper will apply to all Funds held with the Weitz Funds and may apply to all funds held with your financial intermediary.
Investment Objective
The investment objective of the Fund is current income consistent with the preservation of capital and maintenance of liquidity.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Institutional
Class
Maximum sales charge (load) on purchase	None
Maximum deferred sales charge (load)	None
Redemption fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage
of the value of your investment)
Institutional
Class
Management fees	0.30%
Distribution (12b-1) fees	None
Other expenses	0.31
Total annual fund operating expenses	0.61%
Fee waiver and/or expense reimbursement(1)	(0.41)
Total annual fund operating expenses after fee waiver
and/or expense reimbursement	0.20%

(1) The investment adviser has agreed in writing to limit the total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to 0.20% of the Institutional Class shares’ average daily net assets through July 31, 2020. This agreement may only be terminated by the Board of Trustees of the Fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem in full at the end of each of the periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same each year. The example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional
Class	$20	$154	$300	$723

Portfolio Turnover
The Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 148% of the average value of the portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements on such securities. The balance of the Fund’s assets may be invested in U.S. dollar-denominated investment grade debt securities, including corporate debt securities, mortgage-backed securities and asset backed securities. We consider investment grade to mean rated at least BBB- by one or more nationally recognized credit ratings firms. The Fund may invest in securities that are unrated if we determine that such securities are of investment grade quality. The Fund may also invest in government money market funds or exchange traded funds which invest substantially all of their assets in U.S. government securities.
The Fund may invest in debt securities of all maturities, but expects to limit its average effective duration to one year or less. The average effective duration of the Fund’s portfolio as of June 30, 2019 was 0.5 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund’s overall portfolio (or an individual debt security), the more sensitive its market price will be to changes in interest rates. For example, if interest rates increase by 1%, the market price of a debt security with a duration of 1 year will generally decrease by approximately 1%. Conversely, a 1% decline in interest rates will generally result in an increase of approximately 1% of that security’s market price.
Principal Investment Risks
You should be aware that an investment in the Fund involves certain risks, including, among others, the following:
• Market Risk As with any other mutual fund, the share price of the Fund will fluctuate daily depending on general market conditions and other factors. You may lose money if you invest in the Fund.
• Interest Rate Risk The market value of debt securities is significantly affected by changes in interest rates. When interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up. The Board of Governors of the Federal Reserve System (the “Fed”) has increased the “federal funds rate” on several occasions in the past few years, although interest rates are still low by historical standards. Changing interest rates may have sudden and unpredictable effects in the markets and on the Fund’s investments. Debt securities with longer durations tend to be more sensitive to changes in interest rates, often making them more volatile in response to interest rate changes than debt securities with shorter durations.
• Credit Risk When a debt security is purchased, its anticipated yield is dependent on the timely payment by the issuer of each installment of interest and principal. Lower-rated debt securities can have speculative characteristics, and changes in economic conditions or other circumstances may be more likely to lead to a weakened capacity to make principal and interest payments than is the case with investment grade securities.
• Call Risk Certain debt securities may be called (redeemed) at the option of the issuer at a specified price before reaching their stated maturity date. This risk increases when market interest rates are declining, because issuers may find it desirable to refinance by issuing new securities at lower interest rates. If a security held by the Fund is called during a period of declining interest rates, the Fund will likely reinvest the proceeds received by it at a lower interest rate than that of the called security, causing a decrease in the Fund’s income.
• Debt Securities Liquidity Risk Debt securities purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to, among other things, events relating to the issuer of the securities (e.g., changes to the market’s perception of the credit quality of the issuer), market events, economic conditions, investor perceptions or lack of

Weitz Funds - Ultra Short Government Fund

WEITZINVESTMENTS.COM
market participants. The Fund may be unable to sell illiquid securities on short notice or only at a price below current value.
• Mortgage-Backed (and Other Asset-Backed) Securities Risk Mortgage-backed securities (and other asset-backed securities) are generally structured for the securities holders to receive periodic payments as the securities issuer receives payments of principal and/or interest on the mortgages (or loans) in an underlying asset pool. Sometimes these securities are issued in separate tranches, which can mean the securities holders of one tranche receive payment in full before the securities holders of another tranche receive payments. Also sometimes credit support is provided for these securities, which can mean the securities issuer, an affiliated party or a third party provides additional assets, or makes additional promises, with respect to payment to the securities holders. Risks to the securities holders can include (i) the underlying asset pool may not pay as expected (including, changes in interest rates may affect the prepayment experience of the pool, which may change the timing of payments on the securities), (ii) the securities issuer may have insufficient cash to make payment on the securities generally, or on certain tranches of securities in particular and (iii) the credit support may be insufficient to make payment on the securities.
• Government-Sponsored Enterprises Risk The Fund may invest in certain government-sponsored enterprises whose obligations are not direct obligations of the U.S. Treasury. Such entities may include, without limitation, the Federal Home Loan Banks (“FHLB”), Federal Farm Credit Banks (“FFCB”), Fannie Mae and Freddie Mac. Entities such as FHLB and FFCB, although chartered or sponsored by Congress, are not funded by Congressional appropriations and their debt and mortgage-backed securities are neither guaranteed nor insured by the U.S. Government. Debt and mortgage-backed securities of Fannie Mae and Freddie Mac are supported by the U.S. Government, but these entities were placed in conservatorship in 2008, and no assurance can be given as to whether this support and/or conservatorship will continue.
• Failure to Meet Investment Objective There can be no assurance that the Fund will meet its investment objective.
Your investment in the Fund is not a bank deposit and is not insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.
Performance
The following chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year over the period indicated and by showing how the Fund’s average annual total returns for the periods indicated, both before and after taxes, compared to those of a broad-based securities market index. The ICE BofAML 6-Month Treasury Bill Index, the Fund’s benchmark, is generally representative of the market for U.S. Treasury Bills. All Fund performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future both before and after taxes. Effective December 16, 2016, the Fund revised its principal investment strategies and policies to permit the Fund to invest in a diversified portfolio of short-term debt securities and to have a fluctuating net asset value. Prior to December 16, 2016, the Fund operated as a “government money market fund” as defined under Rule 2a-7 of the Investment Company Act of 1940 and maintained a stable net asset value of $1.00 per share. The Fund’s past performance in the bar chart and table for periods prior to December 16, 2016 reflect the Fund’s prior principal investment strategies and policies and may not be indicative of future performance results. Updated performance information is available at weitzinvestments.com or by calling us toll-free at 800-304-9745.

Weitz Funds - Ultra Short Government Fund

The year-to-date return for the Fund’s Institutional Class for the six months ended June 30, 2019 was 1.40%.

Best and Worst Performing Quarters
(during the period shown above)
	Quarter/Year	Total Return
Best Quarter	4th Quarter 2018	0.56%
Worst Quarter	3rd Quarter 2015	0.00%

Average Annual Total Returns
(for periods ended December 31, 2018)
	1 Year	5 Year	10 Year
Institutional Class(1)
Return Before Taxes	1.77%	0.54%	0.31%
Return After Taxes
on Distributions	1.05%	0.31%	0.19%
Return After Taxes on
Distributions and Sale
of Fund Shares	1.05%	0.31%	0.19%
Comparative Index (reflects no deduction for fees, expenses
or taxes):
ICE BofAML 6-Month
Treasury Bill Index	1.92%	0.78%	0.54%

(1) Returns prior to December 16, 2016 were achieved while the Fund was operated as a government money market fund.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes may be greater than the return before taxes because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).
Fund Management
Investment Adviser
Weitz Investment Management, Inc. (“Weitz Inc.”) is the investment adviser for the Fund.
Portfolio Managers
Thomas D. Carney, CFA, and Nolan P. Anderson are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Carney joined Weitz Inc. in 1995 and became a portfolio manager in 1996. Mr. Anderson joined Weitz Inc. as a research analyst in 2011 and became a portfolio manager in 2014. Mr. Carney has been a portfolio manager of the Fund since its inception. Mr. Anderson became a portfolio manager of the Fund effective December 16, 2016.
Purchase and Sale of Fund Shares
For Institutional Class shares, the minimum investment required to open an account in the Fund is $1,000,000. The subsequent minimum investment requirement is $25.
Investors may purchase, redeem or exchange Fund shares by written request, telephone, online, or through a financial intermediary on any day the New York Stock Exchange is open for business. You may conduct transactions by mail (Weitz Funds, c/o DST Asset Manager Solutions, Inc., 330 W 9th Street, 1st Floor, Kansas City, MO 64105), by telephone at 800-304-9745, or online at weitzinvestments.com. Purchases and redemptions by telephone are only permitted if you previously established this option on your account.
Tax Information
The Fund’s distributions may be taxable to you as ordinary income and/ or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed upon withdrawals made from those arrangements. As a result of the investment strategies of the Fund, it is not anticipated that a significant amount of the Fund’s distributions will be taxable as capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and/or its investment adviser may pay the intermediary an administrative fee to compensate them for the services they provide (commonly referred to as administrative fee payments). These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
SAFEX Sum Pro
33302019
Weitz Funds - Ultra Short Government Fund